Exhibit  99.1

BUILDING ON OUR SUCCESS NYSE American: CTO 2nd QUARTER 2018 INVESTOR PRESENTATION Hyman Ave. & Hunter St. Aspen, Colorado CVS Dallas, Texas The Beach Restaurants Daytona Beach, Florida Whole Foods Market Sarasota, Florida Lowe’s Katy, Texas 3600 Peterson Santa Clara, CA

FORWARD LOOKING STATEMENTS CONSOLIDATED TOMOKA If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof, the estimate of the cost of completing improvements affiliated with certain investments, the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions, the risks associated with development activities including potential tax ramifications, the ability to execute share repurchase transactions, the completion of 1031 transactions, the ability for the Company to convert to a real estate investment trust, the costs of improvements for the Golf Operations assets, the ability to achieve certain leasing activity including the timing and terms thereof, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. 2 ENDNOTE REFERENCES (A) THROUGH (J) USED THROUGHOUT THIS PRESENTATION ARE FOUND ON SLIDE 23

WHY CTO CONSOLIDATED TOMOKA As of July 16, 2018 (unless otherwise noted) Discount to NAV Organic Capital Source Portfolio Quality Trading at Meaningful Discount to NAV Land Sales Provide Organic Source of Capital Faster Income Growth (vs Peers) Focusing Portfolio Toward Net Lease Sector Strong Free Cash Flow – Growing and Building NAV Buying Back Shares & Increasing Dividends Equity Market Cap $ 327.6 million Debt (E) (1) $ 180.6 million Total Enterprise Value (“TEV”) (E) $ 508.2 million Cash (including 1031 restricted cash) (1) $ 4.3 million Net Leverage (net debt to TEV) (E) 34.7% Annual Dividend (2)(G) $0.28 Closing Price $58.93 52-Week High $67.97 52-Week Low $51.02 Shares Outstanding (1) 5.560 million Efficient Structure -14 Employees (1) As of June 30, 2018 (2) Based on Q3 2018 quarterly dividend declared 3 Income Property Portfolio Properties 36 States 13 Land Holdings Acres (all in Daytona Beach, FL) ≈5,500 % of Acres Under Contract 78% Total Value of Contracts $179.2 million (A) Income Portfolio in Stronger Markets (vs Peers) KEY TAKEAWAYS ABOUT CTO Potential REIT Conversion – Efficient Tax Structure

’12 – ’17 CAGR 40.7% ’12 – ’17 CAGR 115.6% ’12 – ’17 CAGR 137.3% ’12 – ’17 CAGR 11.0% ($000’s) TRACK RECORD OF STRONG OPERATING RESULTS CONSOLIDATED TOMOKA Annual Results for 2013 – 2017 and YTD Q2 2018 ($000’s) Consistent Growth in Key Metrics (1) Basic Earnings per Share (2) As of period end 4 Total Revenues Operating Income Book Value Per Share Earnings Per Share (1) (2) $26,070 $36,057 $42,998 $71,075 $91,412 $38,685 $- $20,000 $40,000 $60,000 $80,000 $100,000 2013 2014 2015 2016 2017 YTD Q2 2018 $6,279 $12,593 $20,269 $37,320 $40,269 $38,485 $- $10,000 $20,000 $30,000 $40,000 $50,000 2013 2014 2015 2016 2017 YTD Q2 2018 $20.53 $21.83 $22.81 $25.97 $32.98 $37.27 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 2013 2014 2015 2016 2017 YTD Q2 2018 $0.00 $2.00 $4.00 $6.00 $8.00 2013 2014 2015 2016 2017 YTD Q2 2018 $0.64 $1.11 $1.44 $2.86 $7.53 $4.53

CASH FLOW GROWTH(1)(I)

For the Fiscal Years-Ended ($000's)

	2015	2016	2017	2018 (I)
Income Property NOI[2]	$14,724	$17,172	$21,323	$27,500
Interest Income from Loan Investments	2,691	2,588	2,053	
Cash Flows from Golf Operations[3]	(721)	(773)	(864)	
Other Cash Flows[4]	897	2,251	873	
Recurring Cash Inflows	**$17,591**	**$21,238**	**$23,385**	
General & Administrative Expense[5]	($6,476)	($5,868)	($7,257)	
Wintergreen Costs[6]	(91)	(1,251)	(1,558)	
Interest Paid	(4,705)	(6,779)	(7,060)	
Income Taxes (Paid)/Refunded	(1,026)	(377)	624	
Dividends Paid[G]	(464)	(682)	(997)	
Cash Outflows	**($12,762)**	**($14,957)**	**($16,248)**	
Net Operating Cash Flows (I)	**$4,829**	**$6,281**	**$7,137**	**≈$10,500+**

30% Growth in **2016** **14%** Growth in **2017**

ASSUMING NO SIGNIFICANT CHANGE TO OTHER ELEMENTS

1) Excludes capital expenditures
2) Segment revenue excluding non-cash items (e.g. straight-line rent, intangible amortization/accretion) less the applicable direct costs of revenue
3) Excludes non-cash straight-line rent in 2015 and 2016 for lease with City of Daytona Beach which CTO bought out in January 2017
4) Includes oil lease payments & royalties, impact and mitigation credit sales, and cash flow from agriculture operations, less applicable property taxes
5) Excludes non-cash stock compensation
6) Wintergreen costs include investigating baseless/meritless allegations, pursuing the strategic alternatives process in 2016, and the proxy contest in 2016

Significant Free Cash Flow Growth

CONSOLIDATED TOMOKA 5

CTO SNAPSHOT

As of July 16, 2018 (unless otherwise noted)

Components of CTO's Value



% of Total Value of Asset Components (1)

Income
62%

36 Properties
≈2.1 million Sq. Ft.
Retail and Office
NOI ≈$27.5 million (C)

Other
5%

Subsurface Interests
≈460,000 Acres

1 Loan
Yield 11%
$3.0mm Principal
Max Maturity – Aug 2018

LPGA International
Golf Club + Other Assets

Land
33%

≈5,500 Total Acres
≈4,300 Acres (78%)(A)
Under Contract
for
≈$179.2 million(A)(1)
Avg. Price of $42k/acre

(1) Percentages based on values derived on NAV worksheet on Slide #7

A Lot More Income than Land

CONSOLIDATED TOMOKA
6

NAV WORKSHEET (A)(F)(I)

Highlighted Components of NAV	Basis for Value or Estimate	Approx. Acres	% of Total	Estimated Range of Values per Acre [(A)]		Value Range	
Income Properties @ 6.5% Cap Rate [(F)]	Cap Rate on NOI [(1)(5)]						$ 411,800,000
The Grove at Winter Park	Book Value [(3)]						$ 12,400,000
Land Pipeline	Pipeline Amount [(2)(A)]	4,290	78%				$ 179,200,000
Commercial Loans	Book Value [(3)]						$ 3,000,000
Subsurface Interests	Estimated Value [(A)]						$ 15,000,000
Golf + Mitigation /Impact Fee Credits & Other Assets	Book Value [(3)]						$ 9,100,000
Cash + 1031 Restricted Cash	Book Value [(3)]						$ 4,300,000
Total Value of Assets included in NAV							**$ 634,800,000**
Less: Debt and Other Liabilities							
Debt	Face Value [(3)(E)]						$ (180,600,000)
Other Liabilities **(Excluding Def. Tax Liability)** [(4)]	Book Value [(3)]						$ (16,200,000)
Value of NAV Components - Excluding Available Land Holdings						**$ 438,000,000**	**$ 438,000,000**
Plus: Estimated Value of Notable Available Land Parcels & Other Land Holdings							
E. of Williamson btwn LPGA & Strickland	Estimated Value	187		$ 100,000	$ 150,000	$ 18,700,000	$ 28,100,000
Williamson Crossing	Estimated Value	21		$ 225,000	$ 275,000	$ 4,700,000	$ 5,800,000
SW Corner - Clyde Morris & LPGA Blvd.	Estimated Value	13		$ 200,000	$ 275,000	$ 2,600,000	$ 3,600,000
Hand Avenue - East of Williamson	Estimated Value	13		$ 145,000	$ 215,000	$ 1,900,000	$ 2,800,000
Range of Value Estimates - Notable Available Land Parcels		234	4%			**$ 27,900,000**	**$ 40,300,000**
Subtotal of NAV Components						**$ 465,900,000**	**$ 478,300,000**
Other Land Holdings		976	18%	$ 7,500	$ 25,000	$ 7,300,000	$ 24,400,000
Total Land Holdings		5,500					
Net Value of NAV Components						**$ 473,200,000**	**$ 502,700,000**
Current Equity Market Cap @ July 16, 2018							**$ 327,600,000**

(1) Cap Rate on NOI [(C)]
(2) Contract amounts As of July 16, 2018
(3) As of June 30, 2018
(4) Excludes intangible lease liabilities
(5) Excludes NOI for Grove at Winter Park

Indicative of Meaningful Discount in our Stock Price

CONSOLIDATED TOMOKA
7

MOMENTUM MONETIZING LAND CONSOLIDATED TOMOKA Monetizing Land With Tax Deferred Strategy (Land Sales in $000’s) Dramatic Acceleration Monetizing Land Annual Land Sales for 2011 – YTD Q2 2018 & Pipeline(A) as of 7/16/18 8 (1) 2011 – YTD Q2 2018 Total Sales  $126.7mm Acres Sold  5,214 (2) Total Pipeline(A) : ≈4,290 Acres Proceeds ≈$179.2mm (1) (1) (1) Includes sales proceeds representing reimbursement of infrastructure costs incurred by CTO of $1.4mm, $143k, and $1.5mm for 2015, 2016 and 2017, respectively (2) Includes proceeds of $15.3mm from the sale of 70% interest in mitigation bank joint venture ACRES 0 16.6 11.7 99.6 114.0 707.6 1,700.9 2,563 $30,957 $48,000 $78,957 1,471 975 1,841 + YTD Q2 Actual $0 $618 $2,990 $8,807 $23,946 $13,902 $47,011 $79,200 $52,000 $0 $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

PIPELINE OF POTENTAL LAND SALES(A)

As of July 16, 2018

14 DIFFERENT BUYERS

78% of Remaining Land

Contract/Parcel		Acres	Contract Amount (rounded)	Price per Acre (rounded)	Timing
O'Connor	1	850	$34.0mm	$40,000	'19 - '20
O'Connor (1)	2	123	$29.3mm	$238,000	'19
Minto (AR)	3	1,614	$26.5mm	$16,000	Q4 '18
ICI Homes (SF)	4	1,016	$21.0mm	$21,000	'19
Residential (MF)	5	80	$16.0mm	$200,000	'19
North Amer. Dev Grp(2)	6	35	$14.4mm	$409,000	Q4 '18
Commercial/MOB	7	32	$8.1mm	$253,000	'19 - '20
Residential (MF) (3)	8	45	$5.2mm	$116,000	Q3 '18 & '20
VanTrust	9	71	$5.0mm	$70,000	'19
Residential (MF)	10	20	$4.2mm	$213,000	Q4 '18
Commercial/Retail	11	9	$3.3mm	$367,000	Q4 '18 – '19
VanTrust	12	26	$3.2mm	$124,000	'18 – '19
Residential (SF) (4)	13	200	$3.2mm	$16,000	Q4 '18 & '20
Auto Dealership	14	13	$2.0mm	$154,000	Q4 '18
Commercial/Retail	15	2	$1.5mm	$682,000	'19 – '20
ICI (SF) – Option Parcel	16	146	$1.4mm	$10,000	'19
Commercial/MOB	17	4	$0.9mm	$234,000	Q4 '18
Totals/Average		**≈4,290**	**≈$179.2mm**	**≈$42,000**	

Total Acreage West of I-95 ≈ 4,500 Acres

Total Acreage East of I- 95 ≈ 1,000 Acres



ORMOND BEACH
DAYTONA BEACH
TIGER BAY STATE FOREST
1,016 Acres
40
95
92
4
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17

SF –Single Family; AR –Age Restricted, MF – Multi-Family MOB – Medical Office Bldg.

Note: For footnotes #1 through #4 see slide 23

Substantial Pipeline for Continued Growth to Income

CONSOLIDATED TOMOKA
9

INCOME PROPERTY INVESTMENTS (1) Converting into Income ($000’s) Annual Acquisitions for 2011 – 2017, YTD Q2 2018 + 2018 Guidance (J) Diversified Markets Higher Quality Properties Remaining acquisitions at the mid-point of 2018 guidance range (J) Net of master tenant purchase contribution of $1.5 million 10 2011 – YTD Q2 2018 Total Acquisitions  $386.7mm (1) As of July 16, 2018 YTD 2018 + Guidance (J) (2) $26,500 $73,500 $100,000 YTD Q2 Actual $0 $25,717 $39,272 $42,166 $81,734 $91,475 $79,800 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2011 2012 2013 2014 2015 2016 2017 2018

PORTFOLIO HIGHLIGHTS As of July 16, 2018 CONSOLIDATED TOMOKA Transitioning to Single-Tenant Over Time 11 Portfolio Mix Annual NOI (C) ≈$27.5mm Wgtd. Avg. Lease Term 8.1 yrs. 13 States Square Feet ≈2.1mm High Quality & Diversified Portfolio 43% 57% Office Retail 70% 30% Single-Tenant Multi-Tenant

PORTFOLIO HIGHLIGHTS CONSOLIDATED TOMOKA As of July 16, 2018 Total Properties Annualized NOI (1) (C) Total Square Feet (2) Weighted Average Lease Term Investment Grade Tenants (H) Different Industries in Tenant Mix States Single Tenants >10% of NOI (C) 36 $27.5 ≈2.1 8.1 43% 16 13 1 Stronger Markets Stronger Credits (1) $ in millions (2) Square feet in millions 12 Geographic Diversity by Market Portfolio Stats Raleigh 12.5% Portland 11.6% Orlando 9.6% Santa Clara 8.7% Jacksonville 7.1% Sarasota 5.7% Atlanta 4.6% Aspen 4.4% Daytona Beach 4.3% Tampa 4.0% Phoenix 3.6% Fort Worth 3.4% Houston 3.4% Charlotte 3.4% Dallas 3.0% Reno 2.4% Other 8.3%

TOP TENANTS VERSUS PEERS CONSOLIDATED TOMOKA Better Real Estate Better Credit Bigger Discount 13 CTO info as of June 30, 2018 and Discount to NAV from B Reilly FBR S&P Investment Grade ratings % per tenant is as % of NOI for CTO, as of June 30, 2018, and % of Base Rent (for Agree, VEREIT, NNN, Realty Income), Rent + Interest for Store as of March 31, 2018, and annualized rent for EPRT Source for Peers: Janney Montgomery Scott LLC as of July 13, 2018

HOW CTO’S PORTFOLIO STACKS UP CONSOLIDATED TOMOKA Stronger Demographics = Better Markets & Long-Term Real Estate 14 Three Mile Population(1)(3) Implied Cap Rate(2) 3-Mile Median Household Income(1)(3) 3-Mile Avg. Household Income(1)(3) CTO info as of July 2018 Peer implied cap rates info from Janney Montgomery Scott LLC as of July 13, 2018 Peer Demographic Info: B. Riley FBR as of Feb 2018 Another Perspective on the Quality of CTO’s Portfolio (vs. Peers) 93,515 58,917 55,798 50,932 52,430 63,800 0 20,000 40,000 60,000 80,000 100,000 CTO NNN O ADC VER STOR 5.9% 5.5% 5.3% 7.4% 6.3% 0.0% 5.0% 10.0% CTO NNN O ADC VER STOR $73,737 $59,391 $58,218 $55,055 $55,201 $55,389 $0 $20,000 $40,000 $60,000 $80,000 CTO NNN O ADC VER STOR $93,332 $76,293 $74,990 $70,831 $71,257 $72,042 $0 $20,000 $40,000 $60,000 $80,000 $100,000 CTO NNN O ADC VER STOR

GOLF OPERATIONS CONSOLIDATED TOMOKA To Grow Membership Rooftops Will Make the Difference 15 Revenue Membership $ in Millions Transition to Arcis Golf Transition to Arcis Golf 307 355 366 391 406 410 0 100 200 300 400 500 2013 2014 2015 2016 2017 YTD Q2 2018 $5.07 $5.13 $5.24 $5.19 $5.10 $2.64 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2013 2014 2015 2016 2017 YTD Q2 2018

LIQUIDITY & LEVERAGE CONSOLIDATED TOMOKA 72% of Debt at Fixed rate ≈70% Unsecured Weighted Average Rate =4.11% Average Duration 4.7 years As of June 30, 2018 Debt Schedule (E) ($ in millions) Liquidity Position ($ in 000’s) Total Commitment of Credit Facility = $150 million Amount Outstanding at face value for Convertible Notes Stated rate = 30-Day LIBOR plus 150-220 bps Maturity includes first 10 years I/O Variable Rate Mortgage Loan fixed with Interest Rate Swap and Principal Amortization (beginning during Q2 2018) Borrowing Base Capacity Amount Outstanding Rate Maturity in Years Credit Facility (1) (3) $99.1 $50.7 3.85% 3.2 Convertible Notes (2) $75.0 4.50% 1.7 CMBS Loan (4) $30.0 4.33% 16.3 Mortgage Loan (5) $24.9 3.17% 2.8 Totals/Average $99.1 $180.6 4.11% 4.7 Liquidity & Flexibility Attractive Rates Largely Unsecured 16 $- $35,000 $70,000 $105,000 $4,312 $ - $99,106 Available Credit Capacity 1031 Restricted Cash Unrestricted Cash

RETURNING CAPITAL to SHAREHOLDERS (B)(D) CONSOLIDATED TOMOKA Cumulative From 2012 Through 7/16/18 Disciplined Approach to Returning Capital 17 Cumulative Shares Purchased Cumulative $ Repurchased ($ in millions) Aggregate Avg. Price/Share $51.14 Annualized Dividend per Share Consistent Approach – Accretive to NAV Increasing Dividend – Now Paid Quarterly Share Buybacks(B)(D) Dividends(G) % of CTO Shares outstanding 0.25% 0.0% 0.44% 2.03% 2.61% 2.40% Cumulative % increase in Dividend 50% 75% 100% 200% 350% 550% $10.0 Million Left in Program Aggregate Shares 486,090 Note: YTD 2018 based on annualization of Q3 2018 dividend of $0.07 per share $0.5 $0.5 $1.4 $7.9 $15.3 $22.5 $24.9 0 80,000 160,000 240,000 320,000 400,000 480,000 $- $5.0 $10.0 $15.0 $20.0 $25.0 2012 2013 2014 2015 2016 2017 YTD 2018 $0.04 $0.06 $0.07 $0.08 $0.12 $0.18 $0.28 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 2012 2013 2014 2015 2016 2017 YTD 2018

YTD Q2 '18 ACTUALS vs FY '18 GUIDANCE

	YTD 2018 Guidance	YTD Q2 2018 Actuals
Earnings Per Share (Basic) (1) (2)	$7.25 - $8.25	$4.04
Acquisition of Income-Producing Assets	$80mm - $120mm	$26.5mm
Target Investment Yield (Initial Yield – Unlevered)	5.75% - 7.25%	4.50%
Disposition of Income Properties	$6mm - $18 mm	$11.4mm
Target Disposition Yield	7.50% - 8.50%	7.40%(3)
Land Transactions (Sales Value)(4)	$55mm - $70mm	$31.0mm
Leverage Target (as % of Total Enterprise Value)	< 40% of TEV	34%

(1) Reaching full year target heavily dependent upon closing of land transactions with Minto Communities
(2) Excludes earnings impact of anticipated and actual income property dispositions. Actual results as of June 30, 3018 included earnings from income property dispositions of approximately $0.49 per share, net of tax, which have been excluded from the actual results noted in the above table.
(3) Disposition yield based on 2018 pro forma
(4) Sales value of land transactions includes the sale of a 70% interest in the Mitigation Bank joint venture, which holds approximately 2,500 acres of land held in conservation for a mitigation bank, to certain funds and accounts managed by an investment advisory subsidiary of BlackRock, Inc. for proceeds of approximately $15.3 million.

Strong Start | Recycling Capital

CONSOLIDATED TOMOKA 18

CONSOLIDATED TOMOKA 19 APPENDIX

APPENDIX As of July 16, 2018

	Tenant/Building	S&P Credit Rating	Location	Property Type	Rentable Square Feet	Remaining Lease Term	% of NOI (C)
	Wells Fargo	A+	Portland, OR	Office	211,863	7.5	11.6%
	Wells Fargo	A+	Raleigh, NC	Office	450,393	6.3	10.1%
	Hilton Grand Vacations (1)	BB+	Orlando, FL	Office	133,914	8.4	5.8%
	AG Hill	N/A	Aspen, CO	Retail	19,596	19.6	4.4%
	Lowe's	A-	Katy, TX	Retail	131,644	8.6	3.4%
	LA Fitness	B+	Brandon, FL	Retail	45,000	13.8	3.1%
	Harris Teeter	BBB	Charlotte, NC	Retail	45,089	9.8	2.6%
	CVS	BBB+	Dallas, TX	Retail	10,340	23.6	2.5%
	Reno Riverside	BB	Reno, NV	Retail	52,474	1.4	2.4%
	Container Store	NR	Phoenix, AZ	Retail	23,329	11.7	2.3%
	At Home	B	Raleigh, NC	Retail	116,334	11.2	2.3%
	Rite Aid	B	Renton, WA	Retail	16,280	8.1	2.0%
	Landshark Bar & Grill	NR	Daytona Beach, FL	Retail	6,264	14.6	1.9%
	Dick's Sporting Goods	NR	McDonough, GA	Retail	46,315	5.6	1.7%
	Jo-Ann Fabric	B	Saugus, MA	Retail	22,500	10.6	1.6%
	Best Buy	BBB-	McDonough, GA	Retail	30,038	2.6	1.6%
	Barnes & Noble	NR	Daytona Beach, FL	Retail	28,000	0.8	1.1%
	Big Lots	BBB	Glendale, AZ	Retail	34,512	4.6	1.3%
	Walgreens	BBB	Alpharetta, GA	Retail	15,120	7.3	1.3%
	Cocina214	NR	Daytona Beach, FL	Retail	5,780	14.6	1.3%
	Big Lots	BBB	Germantown, MD	Retail	25,589	5.6	1.3%
	Walgreens	BBB	Clermont, FL	Retail	13,650	10.8	1.2%
	Bank of America	A+	Monterey, CA	Retail	32,692	2.4	1.1%
	Staples	B-	Sarasota, FL	Retail	18,120	3.6	1.3%
	Outback	BB	Charlottesville, VA	Retail	7,216	13.3	1.0%
	Outback	BB	Charlotte, NC	Retail	6,297	13.3	0.7%
	Outback	BB	Austin, TX	Retail	6,176	13.3	0.7%
	Carrabas	BB	Austin, TX	Retail	6,528	13.3	0.6%
	Total Single Tenant				**1,561,053**	**9.4**	**72.4%**

100% Leased **100% Occupied**

(1) Two properties

Single-Tenant Portfolio

CONSOLIDATED TOMOKA 20

CONSOLIDATED TOMOKA Multi-Tenant Portfolio APPENDIX 21 (C) As of July 16, 2018 (C) Tenant/Building Class Location Property Type Rentable Square Feet Remaining Lease Term % of NOI 3600 Peterson NR Santa Clara, CA Office 75,841 3.8 8.7% 245 Riverside Ave N/A Jacksonville, FL Office 136,856 3.8 7.1% Whole Foods Centre A+ Sarasota, FL Retail 59,341 5.1 4.4% Westcliff Shopping Center B Ft. Worth, TX Retail 136,185 4.1 3.4% Fuzzy's/World of Beer NR Brandon, FL Office 6,715 6.3 0.8% 7-11/Dallas Pharmacy AA- Dallas, TX Retail 4,685 6.3 0.5% The Grove B Winter Park, FL Retail 112,292 10.8 2.6% Total - Multi-Tenant 531,915 4.8 27.6%

APPENDIX CONSOLIDATED TOMOKA The Map 22

END NOTES CONSOLIDATED TOMOKA 23 End Notes references utilized in this presentation There can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract, the likelihood that such transactions will close or the timing or final terms thereof. Certain transactions require the Company to incur the cost to provide mitigation credits necessary for applicable regulatory permits for the buyer. There can be no assurances regarding the likelihood or timing of future execution of the Company’s share repurchase program. Net operating income (“NOI”) relates to our Income Property Operations segment and is calculated based on our current portfolio as of July 16, 2018 reflecting: (i) expected estimated annualized rents and costs as of and for the twelve months ending December 31, 2018; (ii) excluding non-cash items including straight-line rent and amortization of lease intangibles and depreciation; plus (iii) annual revenue from billboard leases. As of the date of this presentation, the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. Debt amount includes the face value of the Convertible Notes as of June 30, 2018. There can be no assurance that the cap rate range is the proper range for the Company’s portfolio of income properties or that such cap rate range would equate to an appropriate valuation range that the Company might achieve should the income property portfolio be sold as a portfolio, individually, or as part of more than one smaller portfolios comprising the entirety of the Company’s portfolio. Dividends are set by the Board of Directors and declared on a quarterly basis, there can be no assurances as to the likelihood or amount of dividends in the future. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from the S&P rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. There can be no assurances regarding the likelihood of achieving the potential net operating cash flow. There can be no assurances regarding the amount of our total investments or the timing of such investments. Footnotes for Slide #9 Land sale transaction that requires the Company to incur the cost to provide the mitigation credits necessary for obtaining the applicable regulatory permits for the buyer, with such costs representing either our basis in credits that we own or the incurrence of costs to acquire the credits potentially equaling 5%-10% of the contract amount noted. Includes, pursuant to the contract, reimbursement of infrastructure costs incurred by CTO plus interest through December 31, 2017. The acres and amount include the buyer’s option to acquire 19 acres for approximately $2.0 million, in addition to the base contract of 26 acres for approximately $3.2 million The acres and amount include the buyer’s option to acquire 71 acres for approximately $925,000, in addition to the base contract of 129 acres for approximately $2.25 million

Hyman Ave. & Hunter St. Aspen, Colorado CVS Dallas, Texas The Beach Restaurants Daytona Beach, Florida Whole Foods Market Sarasota, Florida Lowe’s Katy, Texas 3600 Peterson Santa Clara, CA Contact Us Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@ctlc.com Consolidated-Tomoka Land Co. 1140 N. Williamson Boulevard, Suite 140 Daytona Beach, FL 32114 P: 386.274.2202 Info@ctlc.com www.ctlc.com NYSE American: CTO For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address above, or at www.ctlc.com. BUILDING ON OUR SUCCESS NYSE American: CTO 2nd QUARTER 2018 INVESTOR PRESENTATION